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[LOGO] JANUS

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     JANUS GLOBAL TECHNOLOGY FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............    1

          Statement of Assets and Liabilities .........    5

          Statement of Operations .....................    6

          Statement of Changes in Net Assets ..........    7

          Financial Highlights ........................    8

          Notes to Schedule of Investments ............    9

          Notes to Financial Statements ...............   10

          Explanation of Charts and Tables ............   14

          Report of Independent Accountants ...........   16

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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Janus Global Technology Fund (closed to new investors)

[PHOTO]
Mike Lu
portfolio manager

Janus Global Technology Fund fell 59.95% for the fiscal year ended October 31, 2001, compared with a loss of 24.83% for its benchmark, the S&P 500.(1)

There's no question the Fund's recent performance has been trying. The past 12 months saw many challenges to the global economy, and for technology companies in particular. While the downturn in technology affected only specific market segments at first, more recent declines were felt by virtually every company in the industry, leaving the NASDAQ Composite Index at a 49.84% decline for the period. During this difficult time, we've maintained our efforts on understanding the end-demand for each of our companies' products and services. This concentration helped us identify several potential emerging trends for demand growth earlier in the year - particularly in selected software, outsourcing and semiconductor areas.

However, the tragedies of September 11 significantly altered these emerging trends, at least temporarily, creating an environment of fear and uncertainty across the economy, which caused a short-term shift in spending priorities.

Part of this reprioritization has led to spending by corporations and the government on ensuring the security and robustness of our nation's infrastructure. Most visible is the beefing up of security at airports, post offices and public gathering places. However, there is also significant spending being focused on less visible areas such as network security. Our economy today depends on a myriad of interconnected networks, from banking systems and inventory management to voice and data communication networks. A significant disruption in the data flow or the loss of data could ricochet throughout the world economy with devastating consequences.

To this end, many of our long-time holdings provide the necessary components for enhanced network manageability, security and availability. VERITAS is one such example. As the premier storage management software provider, they offer data backup, restoration and availability solutions that span nearly all hardware and networking platforms - from Sun to IBM to Microsoft. VERITAS was put to the ultimate test after the September 11 events, as it helped over 100 customers affected by the attacks restore their lost data. Impressively, they achieved a 100% recovery rate for these customers. While the stock has performed poorly over the past year, due in part to an anticipated slowdown in growth, we see the company continuing to build upon its solid franchise. Furthermore, with no letup in research and development, we feel the company will emerge from the slowdown stronger than ever. That said, we capitalized on the market's knee jerk reaction by picking up some additional shares.

For some time now the Fund has had three major investment themes: 1) companies with subscription-based revenues, thus offering near-term earnings visibility;
2) companies that are capitalizing on emerging end-demand shifts, which provides growth potential in the near- to immediate-term; and 3) companies with strong, long-term franchises driven by innovation.

With these themes in mind, we remain invested in Microsoft. Despite the spending slowdown in the tech sector, the software giant continues to generate steady revenues from its lineup of subscription license-based software and online services. Fueled by its Windows 2000 Server and SQL Server database as well as upcoming launches of Windows XP, Xbox and MSN 7, Microsoft should continue to exhibit solid revenue and earnings growth visibility.

NVIDIA also meets our criteria. The maker of advanced graphics chip technology is supplying the chips for Microsoft's Xbox, the much anticipated video-gaming platform which is being introduced just in time for this year's holiday season. The company is not dependent on this development alone, however, as it maintains its superior graphics accelerator positioning within the power desktop and notebook PC arena, thus extending its penetration of the product portfolios of such longtime customers as Dell and Compaq.

Although our recent performance has been disappointing, our results enabled the Fund to maintain a top-quartile ranking for the 12-month period, placing it 188 out of 376 within the science and technology funds tracked by Lipper, Inc., a leading mutual fund rating company.(2) We have maintained our top-half performance rankings within the Lipper Science and Technology group of funds since the technology downturn began. And while we have made adjustments to our positions throughout the year, our investment approach hasn't changed: we continue to emphasize diversification within technology, focusing on firms developing franchises within their respective spaces. Furthermore, we remain convinced that technological innovation will continue to be the engine that drives worldwide economic growth, and we aim to harness this growth for the benefit of our shareholders.

Thanks again for your investment in Janus Global Technology Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, Inc. defines a science and technology fund as one that "invests 65% of its equity portfolio in science and technology stocks." The ranking is based on total return, including reinvestment of dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                               Janus Global Technology Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               77.2%               89.9%
  Foreign                                              26.1%               28.1%
    European                                           14.7%                8.0%
Top 10 Equities                                        29.1%               34.6%
Number of Stocks                                          66                  99
Cash, Cash Equivalents and
  Fixed-Income Securities                              22.8%               10.1%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Electronic Components
  - Semiconductors                                     10.9%                6.0%
Applications Software                                   8.7%                1.3%
Telecommunication Equipment                             7.1%                8.7%
Semiconductor Equipment                                 4.9%                3.7%
Cellular Telecommunications                             4.8%                5.0%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Microsoft Corp.                                         6.0%                0.9%
Nokia Oyj                                               5.3%                4.6%
Cadence Design Systems, Inc.                            2.7%                0.4%
NVIDIA Corp.                                            2.5%                0.3%
VERITAS Software Corp.                                  2.4%                3.7%
Applied Materials, Inc.                                 2.1%                2.2%
Intuit, Inc.                                            2.1%                  --
Electronic Arts, Inc.                                   2.1%                0.4%
NTT DoCoMo, Inc.                                        2.0%                1.2%
PeopleSoft, Inc.                                        1.9%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($11,069) as compared to the S&P 500 Index ($8,926).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 12/31/98*
(59.95)%      3.65%

Janus Global Technology Fund - $11,069

S&P 500 Index - $8,926

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. NASDAQ Composite Stock Index: The National Association of Securities Dealers Automated Quotation System. A nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 74.9%
Aerospace and Defense - 0.9%
     1,199,705  Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .....................  $     20,586,938

Applications Software - 8.1%
     1,190,835  Intuit, Inc.* ................................        47,895,384
     2,348,240  Microsoft Corp.* .............................       136,550,156

                                                                     184,445,540

Automotive - Cars and Light Trucks - 0.7%
     3,592,000  Nissan Motor Company, Ltd.** .................  $     15,846,412

Cellular Telecommunications - 4.8%
     2,461,365  China Mobile, Ltd. (ADR)*,** .................        37,461,975
         3,343  NTT DoCoMo, Inc.** ...........................        45,336,220
     3,119,387  Vodafone Group PLC** .........................         7,281,182
       815,361  Vodafone Group PLC (ADR)** ...................        18,851,146

                                                                     108,930,523

See Notes to Schedule of Investments.

2  Janus Global Technology Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Communications Software - 0.6%
     2,307,692  Yipes Communication Group, Inc.ss.,# .........  $     14,999,998

Computer Services - 2.4%
       397,030  Electronic Data Systems Corp. ................        25,556,821
     2,672,758  Logica PLC** .................................        28,919,459

                                                                      54,476,280

Computers - 2.7%
       172,350  IBM Corp. ....................................        18,625,864
    41,870,000  Legend Holdings, Ltd.** ......................        17,579,942
     2,513,005  Sun Microsystems, Inc.* ......................        25,507,001

                                                                      61,712,807

Computers - Integrated Systems - 0.7%
       703,405  Brocade Communications Systems, Inc.* ........        17,268,593

Computers - Memory Devices - 2.4%
     1,894,620  VERITAS Software Corp.* ......................        53,769,316

Consulting Services - 0.5%
       943,500  KPMG Consulting, Inc.* .......................        11,623,920

E-Commerce/Services - 1.1%
       484,570  eBay, Inc.* ..................................        25,430,234

Electronic Components - 3.1%
       856,255  Celestica, Inc. - New York Shares* ...........        29,386,672
     2,055,000  NEC Corp.** ..................................        18,635,268
        55,300  Samsung Electronics Company, Ltd.** ..........         7,408,918
       348,630  Samsung SDI Company, Ltd.** ..................        13,999,041

                                                                      69,429,899

Electronic Components - Semiconductors - 10.1%
     7,627,821  ARM Holdings PLC*,** .........................        38,604,446
       550,535  Intersil Corp. - Class A* ....................        18,030,021
       702,535  Microsemi Corp.* .............................        24,588,725
       628,385  Microtune, Inc.* .............................        12,014,721
     1,349,680  NVIDIA Corp.* ................................        57,847,285
       361,677  STMicroelectronics N.V.** ....................        10,228,544
       763,920  STMicroelectronics N.V. - New York Shares** ..        21,366,842
       659,720  Texas Instruments, Inc. ......................        18,465,563
       918,835  Xilinx, Inc.* ................................        27,950,961

                                                                     229,097,108

Electronic Connectors - 0.6%
     3,956,400  Hon Hai Precision Industry Company, Ltd. .....        14,668,192

Electronic Design Automation - 2.7%
     2,884,485  Cadence Design Systems, Inc.* ................        60,978,013

Enterprise Software and Services - 3.9%
     1,534,795  Micromuse, Inc.* .............................        14,196,854
     1,006,195  Oracle Corp.* ................................        13,644,004
     1,430,050  PeopleSoft, Inc.* ............................        42,572,588
       684,500  SAP A.G. (ADR)** .............................        17,591,650

                                                                      88,005,096

Entertainment Software - 2.1%
       913,305  Electronic Arts, Inc.* .......................        46,998,675

Identification Systems and Devices - 0.6%
     1,082,902  Symbol Technologies, Inc. ....................        13,915,291

Internet Security - 2.2%
       730,535  Check Point Software Technologies, Ltd.* .....  $     21,565,393
       750,823  VeriSign, Inc.* ..............................        29,064,358

                                                                      50,629,751

Life and Health Insurance - 0.8%
       700,230  AFLAC, Inc. ..................................        17,127,626

Multimedia - 3.2%
       616,930  AOL Time Warner, Inc.* .......................        19,254,385
       314,745  Vivendi Universal S.A. (ADR)** ...............        14,676,559
     2,048,245  Walt Disney Co. ..............................        38,076,874

                                                                      72,007,818

Networking Products - 1.1%
     1,532,465  Cisco Systems, Inc.* .........................        25,929,308

Optical Supplies - 0.3%
       120,000  Hoya Corp.** .................................         7,166,374

Retail - Computer Equipment - 0.6%
       421,250  Electronics Boutique Holdings Corp.* .........        13,079,813

Semiconductor Components/Integrated Circuits - 3.5%
     1,063,425  Integrated Device Technology, Inc.* ..........        29,616,386
       675,640  Maxim Integrated Products, Inc.* .............        30,910,530
     5,932,000  Taiwan Semiconductor Manufacturing
                  Company, Ltd.* .............................        10,480,872
       489,430  TriQuint Semiconductor, Inc.* ................         8,653,122

                                                                      79,660,910

Semiconductor Equipment - 4.9%
     1,448,890  Applied Materials, Inc.* .....................        49,421,638
     2,124,485  ASM Lithography Holding N.V.
                  - New York Shares*,** ......................        30,550,094
     1,379,080  Teradyne, Inc.* ..............................        31,787,794

                                                                     111,759,526

Telecommunication Equipment - 7.1%
       252,900  Nokia Oyj** ..................................         5,291,287
     5,617,405  Nokia Oyj (ADR)** ............................       115,212,977
       406,755  QUALCOMM, Inc.* ..............................        19,979,806
     2,409,590  Sonus Networks, Inc.* ........................        10,144,374
       477,015  UTStarcom, Inc.* .............................        11,200,312

                                                                     161,828,756

Telecommunication Services - 0.4%
       383,625  Amdocs, Ltd.*,** .............................        10,016,449

Telephone - Integrated - 1.0%
       579,655  SBC Communications, Inc. .....................        22,090,652

Toys - 1.1%
     1,356,395  Mattel, Inc. .................................        25,676,557

Wireless Equipment - 0.7%
     1,284,324  Crown Castle International Corp.* ............        15,026,591
--------------------------------------------------------------------------------
Total Common Stock (cost $1,982,879,596) .....................     1,704,182,966
--------------------------------------------------------------------------------
Corporate Bonds - 3.3%
Applications Software - 0.6%
$   17,900,000  Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07+ .............        12,932,750

See Notes to Schedule of Investments.

                               Janus Global Technology Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 0.7%
$   21,685,000  TeleWest Communications PLC, 9.875%
                  senior notes, due 2/1/10 ...................  $     16,372,175

Computers - Memory Devices - 0.4%
     8,000,000  VERITAS Software Corp., 1.856%
                  convertible discount notes, due 8/13/06 ....         8,150,000

Electronic Components - Semiconductors - 0.8%
     7,825,000  International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ................................         6,563,219
    10,870,000  NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ...............................        13,030,412

                                                                      19,593,631

Networking Products - 0.1%
    31,700,000  Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA),(DELTA) ....         3,170,000

Telephone - Integrated - 0.7%
    24,100,000  NTL, Inc., 11.50%
                  senior notes, due 2/1/06(OMEGA) ............        14,460,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $113,774,470) ....................        74,678,556
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Computer Services - 1.4%
       593,530  Electronic Data Systems Corp.
                  convertible, 7.625% ........................        32,525,444

Wireless Equipment - 0.9%
       748,335  Crown Castle International Corp.
                  convertible, 6.25% .........................        20,859,838
--------------------------------------------------------------------------------
Total Preferred Stock (cost $67,093,250) .....................        53,385,282
--------------------------------------------------------------------------------
Repurchase Agreement - 10.3%
$  233,700,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $233,717,073
                  collateralized by $262,209,171
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $238,374,314
                  (cost $233,700,000) ........................       233,700,000
--------------------------------------------------------------------------------
Time Deposit - 4.4%
                UBS Financial, Inc.
   100,000,000    2.65625%, 11/1/01 (cost $100,000,000) ......       100,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.5%
                Fannie Mae
$   30,000,000    1.92%, 4/18/02 .............................  $     29,725,590
                Federal Home Loan Bank System:
    40,000,000    2.33%, 11/16/01 ............................        39,961,167
    55,000,000    2.25%, 12/12/01 ............................        54,858,721
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $124,551,088) ...........       124,545,478
--------------------------------------------------------------------------------
Total Investments (total cost $2,621,998,404) - 100.7% .......     2,290,492,282
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7%)     (14,801,520)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  2,275,690,762
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Brazil                                              0.9%        $     20,586,938
Canada                                              1.3%              29,386,672
Finland                                             5.3%             120,504,264
France                                              0.6%              14,676,559
Germany                                             0.8%              17,591,650
Hong Kong                                           2.4%              55,041,917
Israel                                              1.0%              21,565,393
Japan                                               3.8%              86,984,274
Netherlands                                         1.3%              30,550,094
South Korea                                         0.9%              21,407,959
Switzerland                                         1.4%              31,595,386
Taiwan                                              1.1%              25,149,064
United Kingdom                                      5.2%             120,044,857
United States++                                    74.0%           1,695,407,255
--------------------------------------------------------------------------------
Total                                             100.0%        $  2,290,492,282

++Includes Short-Term Securities (54.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01             1,500,000    $    2,181,750    $        17,018
British Pound 4/26/02             3,000,000         4,323,900           (85,881)
British Pound 5/10/02            11,500,000        16,549,650             21,850
Euro 11/9/01                     12,000,000        10,800,000             17,520
Euro 4/26/02                     34,000,000        30,430,000          (278,280)
Euro 5/10/02                     33,000,000        29,502,660            220,440
Hong Kong Dollar 2/7/02         354,000,000        45,389,853                582
Japanese Yen 11/16/01         1,200,000,000         9,810,293            218,959
Japanese Yen 4/26/02            700,000,000         5,776,064           (11,354)
Japanese Yen 5/10/02          6,000,000,000        49,542,148            167,877
South Korean Won
   1/28/02                   14,050,000,000        10,778,673              3,913
--------------------------------------------------------------------------------
Total                                          $  215,084,991    $       292,644

See Notes to Schedule of Investments.

4  Janus Global Technology Fund  October 31, 2001

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  2,621,998

Investments at value                                                $  2,290,492
  Cash                                                                     1,059
  Receivables:
    Investments sold                                                      16,031
    Fund shares sold                                                       1,755
    Dividends                                                              1,921
    Interest                                                               2,957
  Other assets                                                                 5
  Forward currency contracts                                                 293
--------------------------------------------------------------------------------
Total Assets                                                           2,314,513
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 34,152
    Fund shares repurchased                                                2,433
    Advisory fees                                                          1,223
    Transfer agent fees and expenses                                         344
  Accrued expenses                                                           670
--------------------------------------------------------------------------------
Total Liabilities                                                         38,822
--------------------------------------------------------------------------------
Net Assets                                                          $  2,275,691
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          210,161

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      10.83
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                               Janus Global Technology Fund  October 31, 2001  5

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     41,062
  Dividends                                                               18,167
  Foreign tax withheld                                                     (997)
--------------------------------------------------------------------------------
Total Investment Income                                                   58,232
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           26,064
  Transfer agent fees and expenses                                         8,812
  Postage and mailing expenses                                               569
  Custodian fees                                                             562
  Printing expenses                                                          793
  Audit fees                                                                  36
  Trustees' fees and expenses                                                 21
  Other expenses                                                              58
--------------------------------------------------------------------------------
Total Expenses                                                            36,915
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (626)
--------------------------------------------------------------------------------
Net Expenses                                                              36,289
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              21,943
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (1,881,262)
  Net realized gain/(loss) from foreign
    currency transactions                                                 56,927
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 (2,363,212)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (4,187,547)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(4,165,604)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Global Technology Fund  October 31, 2001

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                   2001            2000
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     21,943    $     15,143
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (1,824,335)       (194,404)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  (2,363,212)       1,046,693
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (4,165,604)         867,432
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (9,892)         (4,200)
  Dividends (in excess of net investment income)*                        (32,268)              --
  Net realized gain from investment transactions*                              --              --
  Distributions (in excess of net realized gains from investments)*            --        (37,535)
  Tax return of capital*                                                 (44,371)              --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (86,531)        (41,735)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             703,507       8,544,908
  Reinvested dividends and distributions                                   83,844          40,471
  Shares repurchased                                                  (1,824,017)     (5,181,098)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (1,036,666)       3,404,281
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (5,288,801)       4,229,978
Net Assets:
  Beginning of period                                                   7,564,492       3,334,514
-------------------------------------------------------------------------------------------------
  End of period                                                      $  2,275,691    $  7,564,492
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  4,644,134    $  5,745,550
  Accumulated net investment income/(loss)*                               (1,267)        (12,051)
  Accumulated net realized gain/(loss) from investments*              (2,035,940)       (200,983)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (331,236)       2,031,976
-------------------------------------------------------------------------------------------------
                                                                     $  2,275,691    $  7,564,492
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              40,335         277,696
  Reinvested distributions                                                  3,767           1,468
-------------------------------------------------------------------------------------------------
Total                                                                      44,102         279,164
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                    (109,580)       (162,659)
Net Increase/(Decrease) in Fund Shares                                   (65,478)         116,505
Shares Outstanding, Beginning of Period                                   275,639         159,134
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         210,161         275,639
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $  2,163,912    $  7,284,807
  Proceeds from sales of securities                                     3,270,692       3,766,692
  Purchases of long-term U.S. government obligations                           --              --
  Proceeds from sales of long-term U.S. government obligations                 --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                               Janus Global Technology Fund  October 31, 2001  7

Financial Highlights

For a share outstanding during the
fiscal year or period ended October 31                         2001            2000         1999(2)

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $       27.44   $       20.95   $       10.00
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .36           (.02)              --
  Net gain/(loss) on securities
    (both realized and unrealized)                          (16.64)            6.71           10.95
---------------------------------------------------------------------------------------------------
Total from Investment Operations                            (16.28)            6.69           10.95
---------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.04)           (.02)              --
  Dividends (in excess of net investment income)*             (.12)              --              --
  Distributions (from capital gains)*                            --              --              --
  Distributions (in excess of capital gains)*                    --           (.18)              --
  Tax return of capital*                                      (.17)              --              --
---------------------------------------------------------------------------------------------------
Total Distributions                                           (.33)           (.20)              --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $       10.83   $       27.44   $       20.95
---------------------------------------------------------------------------------------------------
Total Return**                                             (59.95)%          31.99%         109.40%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $   2,275,691   $   7,564,492   $   3,334,514
Average Net Assets for the Period (in thousands)      $   4,009,850   $   8,883,777   $   1,265,552
Ratio of Gross Expenses to Average Net Assets***(1)           0.92%           0.91%           1.04%
Ratio of Net Expenses to Average Net Assets***(1)             0.90%           0.90%           1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.55%           0.17%         (0.11)%
Portfolio Turnover Rate***                                      60%             47%             31%

(1)  See "Explanation of the Charts and Tables."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Global Technology Fund  October 31, 2001

Notes to Schedule of Investments


*       Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(OMEGA) Rate is subject to change. Rate shown reflects current rate.
ss. Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.
(DELTA) Security is a defaulted security with accrued interest in the amount of $1,268,000.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                Value as
                                  Acquisition    Acquisition        Fair          % of
                                      Date           Cost          Value       Net Assets
-----------------------------------------------------------------------------------------
Yipes Communication Group, Inc.     9/19/00      $14,999,998    $14,999,998       0.66%
-----------------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held at October 31, 2001. The issuer incurs all registration costs.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                       Purchases               Sales           Realized     Dividend     Market Value
                                    Shares      Cost     Shares      Cost     Gain/(Loss)    Income      at 10/31/01
---------------------------------------------------------------------------------------------------------------------
Yipes Communication Group, Inc.        --         --        --         --            --         --       $14,999,998
---------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                               Janus Global Technology Fund  October 31, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Global Technology Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Global Technology Fund  October 31, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                              Janus Global Technology Fund  October 31, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the fiscal year ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
   $   19,000                    $   14,254                    $1,411,162
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Global Technology Fund  October 31, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
         Income                Gains and Losses               Capital
--------------------------------------------------------------------------------
     $ 75,372,175               $(10,622,175)              $(64,750,000)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2008 and October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------
$(1,999,424,134)  $2,658,165,630  $136,046,618   $(503,719,966)   $(367,673,348)
--------------------------------------------------------------------------------

                              Janus Global Technology Fund  October 31, 2001  13

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Global Technology Fund  October 31, 2001

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                              Janus Global Technology Fund  October 31, 2001  15

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Technology Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

16  Janus Global Technology Fund  October 31, 2001

Notes

                              Janus Global Technology Fund  October 31, 2001  17

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                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      GT60-12/01